NUMBER

GNET-

SHARES

GTN
GLOBAL TRAFFIC NETWORK

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFICATE IS TRANSFERABLE
IN SOUTH ST. PAUL, MN

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

CUSIP 37947B 10 3

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE, OF

GLOBAL TRAFFIC NETWORK, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CHIEF EXECUTIVE OFFICER

BY

AUTHORIZED SIGNATURE

TRANSFER AGENT
AND REGISTRAR

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by entireties UTMA — - Custodia” /r .. — (Gust) (Minor) under Uniform Transfer to Minors JT TEN - as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. (State) Act PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEEa/iwao- /t&reou’ ^ constitute* anw afyko-i/ifrto- on/ SIGNATURE GUARANTEED ALL GUARANTEES MUST BE .MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH.IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”). OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY. A NOTARY PUBLIC ARE NOT ACCEPTABLE. i/i/ NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.